EXHIBIT 10.10


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA. THEY MAY NOT BE OFFERED, SOLD OR RESOLD UNLESS SUCH OFFER, SALE OR RESALE IS MADE IN ACCORDANCE WITH REGULATION S UNDER THE ACT OR PURSUANT TO REGISTRATION UNDER THE ACT OR AN APPLICABLE EXEMPTION FROM REGISTRATION THEREUNDER.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBORDINATED TO THE EXTENT PROVIDED IN THE INDENTURE HEREINAFTER REFERRED TO, AS TO PRINCIPAL, PREMIUM, IF ANY, AND INTEREST, TO CLAIMS OF HOLDERS OF SENIOR DEBT AS DEFINED IN SUCH INDENTURE.

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFORE, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES. ATTACHED TO THIS CERTIFICATE IS A COPY OF SECTION 260.141.11 OF THE COMMISSIONER'S RULES WHICH SETS FORTH A NUMBER OF PERMISSIBLE TRANSFERS OF THIS SECURITY.


No.                                    $660,000.00
Holder R.C.W. Mauran


                       MICROGRAPHIC TECHNOLOGY CORPORATION
                   (incorporated under the laws of California)
             6% Convertible Subordinated Secured Debenture due 2002


          1. Micrographic Technology Corporation (the "Company") for value received hereby acknowledges itself indebted and promises (i) to pay to the registered holder hereof on ________, 2002 or on such earlier date as the principal amount hereof may become due in accordance with the provisions of the Indenture hereinafter mentioned the principal sum of Six Hundred Sixty Thousand Dollars, in lawful money of the United States, on presentation and surrender of this Debenture to Micrographic Technology Corporation, 520 Logue Avenue, Mountain View, California 94043, U.S.A., or such other location as the Trustee may select after giving notice to the registered Holders, (ii) to pay interest on the outstanding principal amount hereof from January 29, 1992, or from the last Interest Payment Date to which all accrued interest shall have been paid or made available for payment on the outstanding Debentures, whichever is later, until on the outstanding Debentures, whichever is later, until payment of the principal hereof has been made or duly provided for at the rate of 6% per annum, payable in arrears in U.S. Dollars at said place on June 30 and December 31 (each an "Interest Payment Date") in each year, and (iii) should the Company at any time default in the payment of any principal or interest, to pay interest on the amount in default, in like money, at the same rate and semi-annually on such Interest Payment Dates. Except in case of payment at maturity or on redemption at which time payment of interest may be made upon surrender of this Debenture, to the registered Holder of this Debenture upon surrender of this Debenture, interest hereon payable on an Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Debenture is registered as of the close of business on the Regular Record Date for such interest, which shall be June 15 and December 16 (as the case may be) whether or not a business day immediately preceding such Interest Payment Date. Such interest shall be payable by cheque mailed to such registered Holder and, subject to the provisions of the Indenture, the mailing of such cheque by prepaid first class mail shall satisfy and discharge all liability for interest on this Debenture to the extent of the sum represented by such cheque (plus the amount of any tax deducted or withheld) unless such cheque shall not be paid on presentation.,

          2. This Debenture is one of the Debentures of the Company issued under the provisions of an Indenture made as of the 28th day of February, 1992 between the Company and U.S. Trust Company of California, N.A., as Trustee. The 6% Convertible Subordinated Secured Debentures due 2002 (the "Debentures"), of which this Debenture is one, are limited to an aggregate principal amount of $1,800,000. Reference is hereby expressly made to the Indenture and all instruments supplemental thereto and in implementation thereof for a description of the terms and conditions upon which the Debentures are issued and held and the rights, remedies, limitation of rights, duties and immunities of the Holders of the Debentures and of the Company and of the Trustee, and all such terms and conditions are incorporated by reference herein, and to all of which provisions the Holder of this Debenture by acceptance hereof assents. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Indenture.

          3. Subject to and upon compliance with the provisions of this Paragraph 3, the Holder of this Debenture has the right, at such Holder's option, upon proper completion and execution of the Conversion Form attached to this Debenture (or any other written notice in form satisfactory to the Trustee) to surrender this Debenture at the principal office of U.S. Trust Company of California, N.A. or such other entity that may be appointed as Security Registrar, at any time prior to the redemption or repayment of this Debenture, to convert the whole or any part of this Debenture into fully paid and non-assessable common shares (the "Shares") in the capital of the Company, as presently constituted (without adjustment for interest accrued hereon or for dividends on Shares issuable upon such conversion) in the manner set forth in this Debenture. The Conversion Price is subject to adjustment in the case of subdivision or consolidation of the Shares and in other cases in the manner described below in this Debenture.

               (a) In order to exercise its right of conversion, the registered Holder of a Debenture shall give notice in writing addressed to the Security Registrar (the date of receipt by the Security Registrar of such notice being referred to herein as the "Conversion Date") and by surrender of the Debenture concurrently with such notice, such Holder shall be entitled to require the Company to allot and issue to him fully paid Shares of the Company on the basis of one share for each $0.12 principal amount of the Debenture, subject to adjustment as set forth in Paragraph 3(d) (as so adjusted, from time to time, the "Conversion Price").

               As promptly as practicable after the Conversion Date, the Company shall deliver or cause to be delivered at the office of the Security Registrar where the Debenture was issued to the Debenture Holder who surrendered the Debenture or his nominee or nominees, a certificate or certificates representing the number of fully paid and nonassessable Shares into which such Debenture was converted and if less than the entire principal amount of the Debenture is so converted, the Company shall deliver to the Debenture Holder a Debenture for the principal amount of the Debenture remaining after conversion.

               (b) To the extent that a Debenture Holder would be entitled on conversion to a fractional Share, the Company shall pay to him by cheque the dollar equivalent of such fractional share based on the Conversion Price.

               (c) The conversion of a Debenture shall be deemed to have been made at the close of business on the Conversion Date so that any further rights of the Holder with respect to the Debentures shall terminate at such time and the Person or Persons entitled to receive the Shares into which the Debenture is converted shall be treated, as between the Company and such person or persons, as having become the Holder or Holders of record of such Shares at that time.

               (d) The price at which Debentures are convertible and the number of Shares deliverable upon the conversion of the Debenture shall be subject to adjustment in the events and in the manner following:

                    (1) If and whenever at any time prior to the Conversion Date, the Company shall (i) subdivide or redivide the outstanding Shares into a greater number of Shares, (ii) reduce, combine or consolidate the outstanding Shares into a smaller number of shares, or
          (iii) issue Shares or securities that are exchangeable for or convertible into Shares to the Holders of all or substantially all of the outstanding Shares by way of a stock dividend (other than the issue of Shares to Holders of Shares pursuant to their exercise of options to receive dividends in the form of Shares in lieu of dividends paid in the ordinary course on the Shares) without payment of any additional consideration (any of such events being called a "Share Reorganization"), the Conversion Price in effect immediately after the record or effective dates of such Share Reorganization shall be adjusted by multiplying the Conversion Price in effect on the day preceding such record or effective date by a fraction, the numerator of which shall be the number of Shares outstanding on such date and the denominator of which shall be the total number of Shares outstanding immediately after such record or effective date, including in the case where securities exchangeable for or convertible into Shares are distributed, the number of Shares that would have been outstanding had such securities been exchanged for or converted into Shares on such record or effective date. Such adjustment shall be made successively whenever any event referred to in this subparagraph
          (1) shall occur. Any such issue of Shares by way of a stock dividend shall be deemed to have been made on the record date for the stock dividend for the purpose of calculating the number of outstanding Shares under subparagraphs (2) and (3) of this Paragraph 3 (d).

                    (2) If and whenever at any time prior to the Conversion Date the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all the Holders of its outstanding Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Shares (or securities convertible into or exchangeable for Shares) at a price per share (or having a conversion or exchange price per share) less than the Current Market Price, as defined below, of a Share on such record date, the Conversion Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Shares outstanding on such record date plus the number of Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible securities so offered) by such Current Market Price per Share, and of which the denominator shall be the total number of Shares outstanding on such record date plus the total number of additional Shares offered for subscription or purchase (or into which the convertible securities so offered are convertible). Any Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed. To the extent that any such rights or warrants are not so issued or any such rights or warrants are not exercised prior to the expiration thereof, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed or to the Conversion Price which would then be in effect based upon the number of Shares (or securities convertible into Shares) actually issued upon the - exercise of such rights or warrants, as the case may be.

                    (3) If and whenever at any time prior to the Conversion Date the Company shall fix a record date for the making of a distribution to all or substantially all of the Holders of its outstanding Shares of:

                         (i) shares of any class other than Shares and other than shares distributed to Holders of Shares pursuant to their exercise of options to receive dividends in the form of such shares in lieu of dividends paid in the ordinary course on the Shares, or

                         (ii) rights, options or warrants (excluding those referred to in subparagraph (2) of this Paragraph 3(d)), or

                         (iii)  evidences of its indebtedness, or

                          (iv) assets (excluding dividends paid in the ordinary course),

          then, in each such case (unless the Company elects to reserve shares, rights, options, warrants, evidences of indebtedness or assets so distributed so that any Holder of Debentures will receive upon such conversion, in addition to the Shares to which such Holder is entitled the amount and kind of shares, rights, options, warrants, evidences of indebtedness or assets to which such Holder would have received if such Holder had, immediately prior to the record date for the distribution, converted its Debentures into Shares), the Conversion Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Shares outstanding on such record date multiplied by the Current Market Price per Share on such record date, less the fair market value on a per share basis (as determined by the Directors of the Company, which determination shall be conclusive) of such shares, rights, options, warrants, evidences of indebtedness or assets so distributed, and of which the denominator shall be the total number of Shares outstanding on such record date multiplied by such Current Market Price per Share. Any Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution is not so made, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed or to the Conversion Price which would then be in effect based upon such shares, rights, options, warrants, evidences of indebtedness or assets actually distributed, as the case may be. In clause (iv) of this subparagraph (3) the term "dividends paid in the ordinary course" shall include the value of any securities or other property or assets distributed in lieu of cash dividends paid in the ordinary course at the option of shareholders.

                    (4)  For the purpose of any computation under subparagraphs
          (2) or (3) of this Paragraph 3(d), the "Current Market Price" per Share at any date shall be the weighted average price per share for the Shares for 10 consecutive trading days commencing not more than 20 trading days before such date on the principal stock exchange on which the Shares are then listed, or if the Shares are not listed on any stock exchange, then on the over-the-counter market. If there is no market for the Shares for the period during which the Current Market Price thereof would otherwise be determined, the Current Market Price in respect of any Share shall be determined by the Directors acting in good faith. The weighted average price shall be determined by dividing the aggregate sale price of all Shares sold on the said exchange or market, as the case may be, during the said 10 consecutive trading days by the total number of Shares so sold.

                    (5) If and whenever at any time prior to the Conversion Date the Company shall issue any Shares other than pursuant to the exercise of an employee or director share purchase option, at a price per share and other than an issuance of Shares addressed in another subparagraph of this Paragraph 3 (such issuance price, hereinafter called the "Lesser Price") less than the lower of (i) $.10 and (ii) the Conversion Price then payable (the "Dilution Threshold"), then the Conversion Price shall be adjusted immediately after such issuance so that it shall equal the price determined by multiplying the Conversion Price then in effect by a fraction, of which the numerator shall be the number of Shares outstanding immediately prior to the issuance of shares at the Lesser Price plus the number of Shares which the aggregate consideration received for such issuance would purchase at the greater of the Current Market Price and the Dilution Threshold, and of which the denominator shall be the number of Shares outstanding immediately after the issuance of Shares at the Lesser Price. The provisions of this subparagraph (5) shall apply on the same basis in the case of any subsequent issue of Shares at a price per share less than the Dilution Threshold.

                    (6) In the case of any reclassification of, or other change in, the outstanding Shares of the Company other than a subdivision, redivision, reduction, combination or consolidation, the Conversion Price shall be adjusted in such manner as the Directors determine to be appropriate on a basis consistent with this Paragraph 3.

                    (7) In any case in which this paragraph 3 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Debenture Holders converting after such record date and before the occurrence of such event the additional Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Company shall deliver to such Holder an appropriate instrument evidencing such Holder's right to receive such additional Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Shares declared in favor of Holders of record of Shares on and after the Date of Conversion by such later date as such Holder would, but for the provisions of this subparagraph (7) have become the Holder of record of such additional Shares pursuant to subparagraph (2) of this Paragraph 3 (d).

                    (8) The adjustments provided for in this Paragraph 3 are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Paragraph 3, provided that, notwithstanding any other provision of this Debenture, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this subparagraph (8) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                    (9) In the event of any question arising with respect to the adjustments provided in this Paragraph 3, such questions shall be conclusively determined by the Board of Directors of the Company who may rely upon a firm of independent public accountants acceptable to the Trustee (who may be the Company's auditors). Such accountants shall have access to all necessary records of the Company and such determination shall be binding upon the Company and the Trustee.

                    (10) While any of the Holders of the Debentures have the right to convert such Debentures, the Company shall give at least 15 days prior notice in writing to the Debenture Holders of any subdivision, consolidation or stock dividend pursuant to subparagraph
          (1), any issue of rights, options or warrants pursuant to subparagraph
          (2) or any distribution pursuant to subparagraph (3) and shall not during the period of such notice close the transfer books for its Shares so as to prevent the Shares resulting from the conversion of Debentures to be voted.

                    (11) If any of the events referred to in subparagraphs (1),
          (2), (3) or (5) of this Paragraph 3(d) occur, the Company shall promptly file with the Trustee a certificate of the Company, setting forth a brief statement of the facts and the consequent adjustment required to be made by the provisions of this Debenture with respect to conversion of the Debentures. The Trustee shall promptly mail a copy of such certificate to each of the Holders of the Debentures.

               (e) The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of Shares to satisfy the rights of conversion provided for herein should the Holders of all the Debentures from time to time outstanding determine to exercise such rights in respect of all Shares which they are or may be entitled to receive pursuant thereto.

          4. Any redemption of the Debentures at the option of the Company will be made in a minimum amount of 20% of the principal amount then outstanding and shall be made pro rata to each holder thereof and the procedures contained in the first two paragraphs of Section 1103 of the Indenture providing for partial redemption other than on a pro rata basis shall not be applicable to any partial redemption of the Debentures. Upon any such redemption, Debentures may be issued in any denominations that may be required in order to accommodate the terms of any partial redemption.

          The Debentures will not be subject to redemption prior to September 10, 1993 unless the 200% Common Stock Price Condition shall have occurred in which case the Debentures will be subject to redemption at any time thereafter on at least 30 days notice, as a whole or in part (so long as at least 20% of the outstanding principal amount is redeemed), at a price equal to the principal amount thereof, together with accrued interest to the date fixed for redemption; provided, that upon any redemption of less than 100% of the outstanding principal amount, the Debentures will not be subject to further redemption under this paragraph until 12 months have elapsed from the date of such partial redemption.

          The "200% Common Stock Price Condition" shall have occurred from and after any time that the closing price for the Company's Common Stock shall have equaled or exceeded 200% of the Conversion Price for at least 75 trading days in any 90 consecutive trading day period. The closing price of the Common Stock shall be determined by the Company's Board of Directors and shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the reported closing bid price regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a securities exchange, or if there is not such principal consolidated transaction reporting system then, as reported by the National Association of Securities Dealers, Inc. Automatic Quotation System ("NASDAQ"), or a comparable system in use for the Common Stock, or if such last sales price is not so quoted, the last quoted bid price or, if not quoted, the average of the high bid and the low asked prices in the over-the-counter market as reported by NASDAQ or such other comparable system then in use for the Common Stock.

          From and after September 10, 1993, the Debentures will also be subject to redemption at any time on at least 30 days notice, as a whole or in part (so long as at least 20% of the outstanding principal amount is redeemed), at a price equal to the principal amount thereof, together with accrued interest to the date fixed for redemption. In connection with any redemption made pursuant to the preceding sentence, the Company shall issue to the Holders of Debentures so redeemed warrants to purchase the same number of shares of Common Stock of the Company that would have been issuable upon conversion of the redeemed Debentures with exercise prices equal to the then applicable Conversion Price for the Debentures and containing other standard terms and conditions as determined by the Company. The issuance of such warrants shall be subject to the Company's compliance with all applicable securities and other laws. Such warrants shall have a term equal to the remaining life of the redeemed Debentures and shall be subject to early expiration at the option of the Company upon 30 days' notice from and after any time that the 200% Common Stock Price Condition shall occur.

          In the event that the Common Stock of the Company has not become publicly traded at any time prior to March 10, 2002, as determined by the Board of Directors of the Company, then the Company shall issue to the Holders of Debentures at maturity warrants to purchase the same number of shares of Common Stock of the Company that would have been issuable upon conversion of the Debentures with exercise prices equal to the then applicable Conversion Price for the Debentures and containing other standard terms and conditions as determined by the Company. The issuance of such warrants shall be subject to the Company's compliance with all applicable securities and other laws. Such warrants shall have a term equal to five years and shall be subject to early expiration at the option of the Company upon 30 days' notice from and after any time that the 200% Common Stock Price Condition shall occur.

          Upon notice being given as aforesaid, and subject to any exercise by a Debenture Holder of rights to convert under Paragraph 3 prior to the redemption date specified in the notice, the principal amount of all Debentures so called for redemption and that part of the principal amount of all Debentures so called for redemption in part shall be and become due and payable at the redemption price, on the redemption date specified in such notice (which date shall be not less than 30 days from the date of notice) and with the same effect as if it were the date of maturity specified in each such Debenture, anything therein or herein to the contrary notwithstanding, and from and after such redemption date interest upon the principal amount of each such Debenture so becoming due and payable shall cease unless, prior to the setting aside of the Redemption Price pursuant to Section 1105 of the Indenture, payment of the Redemption Price shall not be made on presentation and surrender of such Debenture pertaining thereto at any of the places specified in such notice on or after the redemption date and any such notice shall so state.

          Any redemption shall be provided for by the Company irrevocably depositing with the Trustee or any paying agent to the order of the Trustee in trust for the Holders of the Debentures called for redemption, on or before the redemption date specified in such notice, such sums as may be sufficient to pay the Redemption Price of such Debentures. The Company shall also deposit with the Trustee or the Security Registrar if required by either of them a sum sufficient to pay any charges or expenses which may be incurred by the Trustee or Security Registrar in connection with such redemption. From the sums so deposited the Trustee or Security Registrar shall pay or cause to be paid to the Holders of such Debentures so called for redemption, upon surrender of such Debentures, the redemption price to which they are respectively entitled on redemption.

          5. The Debentures are issuable only in registered form without coupons. The Company, the Trustee and any agent of the Company may treat the registered Holder of the Debentures as the registered owner thereof for all purposes. No transfer of this Debenture shall be valid unless made on the register to be kept by and at the office of the Security Registrar and at such other place or places (if any) as may be designated by the Company with the approval of the Trustee, by the registered Holder or his executors, administrators, or other legal representatives or his or their attorney duly appointed by instrument in writing in form and execution satisfactory to the Trustee or other registrar upon compliance with such reasonable requirements as the Trustee or other registrar may prescribe, nor unless such transfer shall have been noted hereon by the Trustee or other registrar. The said registers may be closed for a period not exceeding 15 days immediately preceding and including the day of the mailing of a notice of redemption for a redemption of Debentures.

          6. To the extent that payments to a Holder of this Debenture are not exempt from United States withholding tax or are subject to a reduction on such withholding pursuant to a treaty, the Company will make such payments net of applicable withholding on the basis of documentation provided by the registered Holder of this Debenture, and the Holder hereby agrees to indemnify the Company against all liability for additional withholding taxes and any penalties and interest in connection therewith. If the Holder of this Debenture seeks a reduction in withholding pursuant to a treaty; such Holder acknowledges and agrees that it must furnish the Company with satisfactory documentation establishing such Holder's right to the benefit of such treaty.

          7. This Debenture shall not become obligatory for any purpose until certified by the Trustee under the Indenture.

          IN WITNESS WHEREOF Micrographic Technology Corporation has caused this Debenture to be signed under its corporate seal by its duly authorized officers in that behalf.

Dated:                   MICROGRAPHIC TECHNOLOGY
                              CORPORATION


                         By:
                              VP Finance, C.F.O. and Secretary


                         By:
                              President and C.E.O.



              APPENDIX A - RESTRICTIONS APPLICABLE TO ALL INVESTORS

NEITHER THE SPECIAL WARRANTS NOR THE SECURITIES OF THE COMPANY ISSUABLE UPON EXERCISE OF THE SPECIAL WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE INITIAL OFFER AND SALE OF THE SPECIAL WARRANTS WAS MADE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT CONTAINED IN REGULATION S, WHICH EXEMPTION IMPOSES CERTAIN REQUIREMENTS IN CONNECTION WITH THE SUBSEQUENT SALE OF THE SECURITIES.

THE SECURITIES ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS FOR A "RESTRICTED PERIOD" WHICH SHALL BE APPLICABLE AT LEAST THROUGH MARCH 17, 1995, OR LONGER IF EXTENDED BY THE COMPANY. DURING SUCH RESTRICTED PERIOD, AMONG OTHER THINGS, (A) NONE OF SUCH SECURITIES MAY BE SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF ANY U.S. PERSON, AND (B) THE OFFER OR SALE MUST BE MADE IN SUCH A MANNER THAT EACH PURCHASER OF THE SECURITIES SHALL (i) CERTIFY THAT SUCH PURCHASER IS NOT A U.S. PERSON FOR PURPOSES OF REGULATION S AND IS NOT ACQUIRING THE SECURITIES FOR THE ACCOUNT OF A U.S. PERSON OR THAT IF SUCH PURCHASER IS A U.S. PERSON IT HAS ACQUIRED THE SECURITIES IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT, AND (ii) AGREE TO SELL THE SECURITIES ONLY IN A REGISTERED TRANSACTION OR PURSUANT TO REGULATION S OR ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IN ADDITION, THE SECURITIES ARE REQUIRED TO BE LEGENDED DURING THE RESTRICTED PERIOD AND THE COMPANY HAS AGREED IT WILL NOT REGISTER ANY TRANSFER OF THE SECURITIES IN VIOLATION OF REGULATION S.

IN ORDER TO COMPLY WITH THE REQUIREMENTS OF REGULATION S DURING THE RESTRICTED PERIOD, EACH SELLER AND PURCHASER OF THE NOTES, DEBENTURES OR THE COMMON SHARES IS REQUIRED TO PROVIDE A DECLARATION TO THE TRANSFER AGENT IN THE FORMS SET FORTH AS SCHEDULE A AND SCHEDULE B TO THIS PROSPECTUS, RESPECTIVELY, WHICH INCLUDE DECLARATIONS TO THE EFFECT THAT THE TRANSFER IS BEING MADE IN COMPLIANCE WITH THE RESTRICTED PERIOD REQUIREMENTS OF REGULATION S.


                        APPENDIX B - RESALE RESTRICTIONS
                           APPLICABLE TO ALL INVESTORS


NEITHER THE SPECIAL WARRANTS NOR THE SECURITIES OF THE COMPANY ISSUABLE UPON EXERCISE OF THE SPECIAL WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ACCORDINGLY, THE SPECIAL WARRANTS AND THE SECURITIES OF THE COMPANY ISSUABLE UPON EXERCISE OF THE SPECIAL WARRANTS MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE BENEFIT OF, U.S. PERSONS, EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

IN GENERAL, THE RESALE OF THE SECURITIES BEING QUALIFIED FOR DISTRIBUTION HEREBY MUST BE MADE PURSUANT TO THE RESALE EXEMPTION CONTAINED IN REGULATION S (ABSENT THE AVAILABILITY OF ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED) AND ACCORDINGLY, ABSENT ANOTHER EXEMPTION, THE OFFER AND SALE OF SECURITIES COVERED BY THIS PROSPECTUS MUST BE MADE IN AN "OFFSHORE TRANSACTION" FOR PURPOSES OF REGULATION S WHICH GENERALLY REQUIRES BOTH THAT OFFERS NOT BE MADE TO PERSONS IN THE UNITED STATES AND THAT EITHER (i) AT THE TIME THE BUY ORDER IS ORIGINATED, THE BUYER IS OUTSIDE THE UNITED STATES, OR THE SELLER AND ANY PERSON ACTING ON ITS BEHALF REASONABLY BELIEVE THAT THE BUYER IS OUTSIDE THE UNITED STATES, OR (ii) THE TRANSACTION IS EXECUTED IN CERTAIN OFFSHORE SECURITIES MARKETS AND NEITHER THE SELLER NOR ANY PERSON ACTING ON ITS BEHALF KNOWS THAT THE TRANSACTION HAS BEEN PRE-ARRANGED WITH A BUYER IN THE UNITED STATES.

IN ADDITION TO THE FOREGOING RESTRICTIONS, ANY RESALE BY AN AFFILIATE OF THE COMPANY (WHICH MAY INCLUDE MR. MAURAN AND BEDFORD) CAN BE MADE PURSUANT TO REGULATION S THROUGH COMPLIANCE WITH VARIOUS RESTRICTIONS INCLUDING THE ESTABLISHMENT OF A NEW ONE YEAR "RESTRICTED PERIOD" AS DESCRIBED IN APPENDIX A. THE RESTRICTIONS IN APPENDIX A ARE APPLICABLE THROUGH MARCH 17, 1995 AND THE COMPANY WILL DETERMINE, IN THE FUTURE, WHETHER OR NOT TO EXTEND SUCH RESTRICTIONS BEYOND MARCH 17 1995.

THE COMPANY PRESENTLY INTENDS TO EXTEND SUCH "RESTRICTED PERIOD" FOR ALL SECURITIES BEING QUALIFIED FOR DISTRIBUTION HEREBY FOR A PERIOD OF ONE YEAR FROM THE DATE OF THE LAST SALE OF ANY SECURITY HEREUNDER BY MR. MAURAN OR BEDFORD. THERE CAN BE NO ASSURANCE WHEN SUCH LAST SALE BY MR. MAURAN OR BEDFORD MAY OCCUR. THE COMPANY FURTHER INTENDS TO ALLOW ANY HOLDER OF A SECURITY TO SEEK AFTER MARCH 17, 1995 (UNLESS THE COMPANY EXTENDS SUCH DATE) A WAIVER OF SUCH EXTENDED "RESTRICTED PERIOD" IF THE HOLDER CAN ESTABLISH TO THE COMPANY'S SATISFACTION THAT ANY SECURITIES FOR WHICH A WAIVER IS SOUGHT HAVE NOT BEEN ACQUIRED FROM AN AFFILIATE OF THE COMPANY.


                        APPENDIX C - CALIFORNIA TRANSFER
                     RESTRICTIONS APPLICABLE TO ALL INVESTOR


THE SECURITIES OF THE COMPANY ISSUABLE UPON EXERCISE OF THE SPECIAL WARRANTS ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS REQUIRED BY CALIFORNIA LAW. THE DEBENTURES, THE NOTES AND THE COMMON SHARES ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS UNDER SECTION 260.141.11 OF THE RULES OF THE CALIFORNIA CORPORATIONS COMMISSIONER, A COPY OF WHICH IS ATTACHED HERETO. A COPY OF SUCH
SECTION 206.141.11 IS REQUIRED TO BE ATTACHED TO THE DEBENTURES, THE NOTES AND THE COMMON SHARES. THE TERMS OF SECTION 260.141.11 REQUIRE AMONG OTHER THINGS THAT (i) A COPY OF SECTION 260.141.11 BE GIVEN TO EACH HOLDER OR TRANSFEREE OF A SECURITY, AND (ii) TRANSFERS OF THE SECURITIES BE LIMITED TO THOSE PERMITTED UNDER SECTION 260.141.11(b)(1) THROUGH (17) UNLESS THE CALIFORNIA CORPORATIONS COMMISSIONER GRANTS ITS WRITTEN CONSENT TO A TRANSFER OR AGREES TO REMOVE THE RESTRICTIONS OF SECTION 260.141.11. THE RESTRICTIONS CONTAINED IN SECTION
260.141.11 ARE PERPETUAL AND WILL ONLY BE REMOVED IF THE CALIFORNIA CORPORATIONS COMMISSIONER AGREES TO SUCH REMOVAL.

ONE OF THE PERMITTED TRANSFERS UNDER SECTION 260.141.11 IS ANY TRANSFER BETWEEN PARTIES THAT ARE RESIDENTS OF STATES, TERRITORIES OR COUNTRIES OTHER THAN CALIFORNIA IF SUCH PARTIES ARE NEITHER DOMICILED NOR ACTUALLY PRESENT IN CALIFORNIA. IN ORDER TO COMPLY WITH THE REQUIREMENTS OF SECTION 260.141.11 OF THE CALIFORNIA CORPORATIONS COMMISSIONER, EACH SELLER AND PURCHASER OF THE NOTES, THE DEBENTURES OR THE COMMON SHARES IS REQUIRED TO PROVIDE A RESIDENT OF A FOREIGN STATE, TERRITORY OR COUNTRY WHO IS NEITHER DOMICILED IN THIS STATE TO THE KNOWLEDGE OF THE BROKER-DEALER, NOR ACTUALLY PRESENT IN THIS STATE IF THE SALE OF SUCH SECURITIES IS NOT IN VIOLATION OF ANY SECURITIES LAW OF THE FOREIGN STATE, TERRITORY OR COUNTRY CONCERNED.

          (8) TO A BROKER-DEALER LICENSED UNDER THE CODE IN A PRINCIPAL TRANSACTION, OR AS AN UNDERWRITER OR A MEMBER OF AN UNDERWRITING SYNDICATE OR SELLING GROUP;

          (9) IF THE INTEREST SOLD OR TRANSFERRED IS A PLEDGE OR OTHER LIEN GIVEN BY THE PURCHASER TO THE SELLER UPON A SALE OF THE SECURITY FOR WHICH THE COMMISSIONER'S WRITTEN CONSENT IS OBTAINED OR UNDER THIS RULE NOT REQUIRED;

          (10) BY WAY OF A SALE QUALIFIED UNDER SECTIONS 25111, 25112, 25113, OR 25121 OF THE CODE, OF THE SECURITIES TO BE TRANSFERRED, PROVIDED THAT NO ORDER UNDER SECTION 25143 IS IN EFFECT WITH RESPECT TO SUCH QUALIFICATION;

          (11) BY A CORPORATION TO A WHOLLY OWNED SUBSIDIARY OF SUCH CORPORATION, OR BY A WHOLLY OWNED SUBSIDIARY OF A CORPORATION TO SUCH CORPORATION;

          (12) BY WAY OF AN EXCHANGE QUALIFIED UNDER SECTION 25111, 25112, OR 25113 OF THE CODE, PROVIDED THAT NO ORDER UNDER SECTION 25140 OR SUBDIVISION (a) OF SECTION 25143 IS IN EFFECT WITH RESPECT TO SUCH QUALIFICATION;

          (13) BETWEEN RESIDENTS OF FOREIGN STATES, TERRITORIES OR COUNTRIES WHO ARE NEITHER DOMICILED NOR ACTUALLY PRESENT IN THIS STATE;

          (14) TO THE STATE CONTROLLER PURSUANT TO THE UNCLAIMED PROPERTY LAW OR TO THE ADMINISTRATOR OF THE UNCLAIMED PROPERTY LAW OF ANOTHER STATE; OR

          (15) BY THE STATE CONTROLLER PURSUANT TO THE UNCLAIMED PROPERTY LAW OR BY THE ADMINISTRATOR OF THE UNCLAIMED PROPERTY LAW OF ANOTHER STATE IF, IN EITHER SUCH CASE, SUCH PERSON (i) DISCLOSES TO POTENTIAL PURCHASERS AT THE SALE THAT TRANSFER OF THE SECURITIES IS RESTRICTED UNDER THIS RULE, (ii) DELIVERS TO EACH PURCHASER A COPY OF THIS RULE, AND (iii) ADVISES THE COMMISSIONER OF THE NAME OF EACH PURCHASER;

          (16) BY A TRUSTEE TO A SUCCESSOR TRUSTEE WHEN SUCH TRANSFER DOES NOT INVOLVE A CHANGE IN THE BENEFICIAL OWNERSHIP OF THE SECURITIES;

          (17) BY WAY OF ANY OFFER AND SALE OF OUTSTANDING SECURITIES IN AN ISSUER TRANSACTION THAT IS SUBJECT TO THE QUALIFICATION REQUIREMENT OF SECTION 25110 OF THE CODE BUT EXEMPT FROM THAT QUALIFICATION REQUIREMENT BY SUBDIVISION
(f) OF SECTION 25102; PROVIDED THAT ANY SUCH TRANSFER IS ON THE CONDITION THAT ANY CERTIFICATE EVIDENCING THE SECURITY ISSUED TO SUCH TRANSFEREE SHALL CONTAIN THE LEGEND REQUIRED BY THIS SECTION.

          (c) THE CERTIFICATES REPRESENTING ALL SUCH SECURITIES SUBJECT TO SUCH A RESTRICTION ON TRANSFER, WHETHER UPON INITIAL INSURANCE OR UPON ANY TRANSFER THEREOF, SHALL BEAR ON THEIR FACE A LEGEND, PROMINENTLY STAMPED OR PRINTED THEREON IN CAPITAL LETTERS OF NOT LESS THAN 10-POINT SIZE, READING AS FOLLOWS:

          "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."



                                 CONVERSION FORM


To:            MICROGRAPHIC TECHNOLOGY CORPORATION
And To:   U.S. TRUST COMPANY OF CALIFORNIA, N.A.

               The undersigned registered Holder of the within Debenture hereby authorizes and instructs U.S. Trust Company of California, N.A. (the "Trustee") as agent of and for the account of the undersigned to convert said Debenture (or $_________ principal amount thereof<F1>) into Shares Micrographic Technology Corporation in accordance with the terms of the Indenture referred to in said

[FN]
<F1>   If less than the full principal amount of the within Debenture is to be converted, indicate in the space provided the principal amount to be converted.


Debenture, as amended, and directs that the Shares issuable and deliverable upon the conversion be issued and delivered to the person indicated below.<F2>

               The undersigned hereby further authorizes and instructs the Trustee, as agent of and for the account of the undersigned, to send to the undersigned at the address of the undersigned appearing in the register of Debenture Holders a cheque for the fractional interests in Shares (if any) resulting from this conversion.


                                   Dated:




Name of Person in name of
which Shares are to be
Registered (If different
from Debenture Holder)          Signature of Debenture Holder<F3>



               Address

                                     Name of Debenture Holder
                                     (In full - Please Print)


      City and Province



          Postal Code



                              TRUSTEE'S CERTIFICATE


          This Debenture is one of the 6% Convertible Subordinated Secured Debentures due 2002, referred to in the Indenture within mentioned.


                              U.S. TRUST COMPANY OF
                              CALIFORNIA, N.A.


                              By:_____________________________

[FN]
<F2>  If Shares are to be issued in the name of a person other than the registered Holder, the signature of such Holder must be guaranteed by a Canadian chartered bank, by a trust company registered in Canada, or by a member firm of The Toronto Stock Exchange. If Shares are to be issued in the name of a person other than the Holder, all requisite transfer taxes must be tendered by the undersigned. If Shares are to be issued in the name of a person other than the registered Holder, and this conversion is to be effective at any time during the twelve (12) month period following March 10, 1992, such person must provide certification (satisfactory in form and substance to the Company and the Trustee) that he or she is neither a U.S. Person nor an agent of a U.S. Person as such term is defined in Regulation S promulgated under the U.S. Securities Act of 1933.

<F3>   Any signature may be by the legal representative or attorney of the
Debenture Holder if the authority of the representative or attorney to sign is proven to the satisfaction of the Trustee.


                                    Authorized Signatory


(No writing hereon except by the Trustee or other Registrar)

Date of Registration     In Whose Name Registered      Trustee or Registrar






                                  TRANSFER FORM

                         [See Schedule to the Indenture]